Exhibit 10.3.1

Dated 5 September 2018

THEROS VENTURES LIMITED

LEGATO SHIPHOLDING INC.

PERAN MARITIME INC.

and

ZONER SHIPTRADE S.A.

as Original Borrowers

and

CRAYON SHIPPING LTD

as Additional Borrower

and

NAVIOS MARITIME CONTAINERS INC.

as Corporate Guarantor

and

BOHEME NAVIGATION COMPANY

as Shareholder

and

NEFELI NAVIGATION S.A

as Collateral Guarantor

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1 as Lenders

and

BNP PARIBAS

as Agent and Security Trustee

and

BNP PARIBAS (SUISSE) SA

as Account Bank

DEED OF ACCESSION, AMENDMENT AND RESTATEMENT

relating to a loan agreement

dated 20 December 2017 as amended and supplemented

by a supplemental agreement dated 30 May 2018

WATSON FARLEY

&

WILLIAMS

Index

Clause		Page

1	Interpretation	2
2	Agreement of the Lender	3
3	Conditions Precedent	4
4	Representations and Warranties	5
5	Amendment and Restatement of Loan Agreement	5
6	Accession	6
7	Security	7
8	Further Assurances	7
9	Expenses	9
10	Communications	9
11	Supplemental	9
12	Law and Jurisdiction	9

Execution

Execution Pages		11

Appendices

Appendix Form of Amended and Restated Loan Agreement marked to Indicate Amendments to the Loan Agreement

THIS DEED is made on 5 September 2018

BETWEEN

(1)

THEROS VENTURES LIMITED, LEGATO SHIPHOLDING INC., PERAN MARITIME INC. AND ZONER SHIPTRADE S.A. each a corporation incorporated and existing under the laws of the Marshall Islands whose registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Original Borrowers”);

(2)

CRAYON SHIPPING LTD a corporation incorporated and existing under the laws of the Marshall Islands whose registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Additional Borrower” and, together with the Original Borrowers, the “Borrowers”);

(3)

NAVIOS MARITIME CONTAINERS INC. a corporation incorporated and existing under the laws of the Marshall Islands whose registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Corporate Guarantor”);

(4)

BOHEME NAVIGATION COMPANY a corporation incorporated and existing under the laws of the Marshall Islands whose registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Shareholder”);

(5)

NEFELI NAVIGATION S.A. a corporation incorporated and existing under the laws of the Marshall Islands whose registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Collateral Guarantor”);

(6)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (the “Lenders”);

(7)	BNP PARIBAS acting through its office at 35, rue de la Gare, CVA05A1, 75019, Paris, France as (the “Agent” and the “Security Trustee”); and

(8)	BNP PARIBAS (SUISSE) SA acting through its office at Place de Hollande 2, CP CH-1211, Geneva 11, Switzerland.

BACKGROUND

(A)

By a loan agreement dated 20 December 2017 (as amended and supplemented by a supplemental agreement dated 30 May 2018, the “Loan Agreement”) and made between (i) the Original Borrowers as joint and several borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Trustee, the Lenders have made available to the Borrowers a senior secured term loan facility of (originally) up to $24,000,000, of which an amount of $22,499,900 is outstanding by way of principal on the date hereof.

(B)

By an agency and trust deed dated 20 December 2017 (the “Agency and Trust Deed”) entered into pursuant to the Loan Agreement, it was agreed that the Security Trustee would hold the Trust Property on trust for the Creditor Parties.

(C)

By a corporate guarantee dated 20 December 2017 (as amended and supplemented by a supplemental agreement dated 30 May 2018, the “Corporate Guarantee”) and made between (i) the Corporate Guarantor and (ii) the Security Trustee, the Corporate Guarantor has guaranteed the obligations of the Original Borrowers under the Loan Agreement and the other Finance Documents.

(D)

By a corporate guarantee dated 30 May 2018 (the “Collateral Guarantee”) and made between (i) the Collateral Guarantor and (ii) the Security Trustee, the Collateral Guarantor has guaranteed the obligations of the Original Borrowers under the Loan Agreement and the other Finance Documents.

(E)	The Original Borrowers have requested that the Creditor Parties consent to:

(i)

the Additional Borrower, being a shipping company falling under the same ownership structure as the Original Borrowers, acceding to the Loan Agreement and to certain of the other Finance Documents and assuming jointly and severally with the Original Borrowers, the Original Borrowers’ obligations thereunder;

(ii)

the availability to the Borrowers of a fifth advance (the “Additional Advance”) in respect of the Loan, in an amount not exceeding $9,000,000 for the purpose of partly financing the acquisition cost of “ANL WARRAGUL” (to be renamed “NAVIOS MIAMI”);

(F)	This Deed sets out the terms and conditions on which the Creditor Parties and the Original Security Parties agree, with effect on and from the Effective Date, to:

(i)

the Additional Borrower acceding to the Loan Agreement, as amended and restated by this Deed, and assuming, jointly and severally with the Original Borrowers, the Original Borrowers’ obligations and liabilities thereunder;

(ii)	the Lenders making available to the Borrowers the Additional Advance; and

(iii)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with the request of the Original Security Parties set out in Recital (E) above.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed (including the Recitals) unless the context otherwise requires or they are otherwise defined in this Deed.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Additional Security Documents” means the Mortgage Amendments, the Collateral Mortgage Amendment and the New Manager’s Undertakings;

“Advance E Total Commitments” means a part of the Total Commitments equal to $9,000,000;

“Agency and Trust Deed” means the Agency and Trust Deed referred to in Recital (B);

“Amended and Restated Loan Agreement” means the Loan Agreement, as amended and restated by this Deed, in the form set out in the Appendix;

“Corporate Guarantee” means the Corporate Guarantee referred to in Recital (C);

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“Collateral Manager’s Undertaking” means a letter of undertaking executed or to be executed by the Collateral Manager, in favour of the Agent and the Security Trustee agreeing certain matters in relation to the management of the Collateral Ship and subordinating its rights against the Collateral Ship and the Collateral Guarantor to the rights of the Creditor Parties, in such form as the Security Trustee, with the authorisation of the Lenders, may approve or require;

“Collateral Mortgage Addendum” means an addendum no 1. to the Collateral Mortgage executed or to be executed by the Collateral Guarantor, in such form as the Security Trustee, with the authorisation of the Lenders, may approve or require;

“Effective Date” means the date on which the Agent is satisfied that the conditions precedent in Clause 3 have been fulfilled;

“Loan Agreement” means the Loan Agreement referred to in Recital (A); and

“Manager’s Undertaking” means, in relation to a Ship, a letter of undertaking including, without limitation, an assignment of the Approved Manager’s rights, title and interest in the Insurances of the relevant Ship executed or to be executed by the Approved Manager in favour of the Security Trustee agreeing certain matters in relation to the Approved Manager serving as the manager of that Ship and subordinating the rights of the Approved Manager against that Ship and that Original Borrower to the rights of the Creditor Parties under the Finance Documents, in such form as the Security Trustee, with the authorisation of the Lenders, may approve or require;

“Mortgage Addendum” means, in the case of the Mortgage on each of Ship A, Ship B, Ship C, Ship D, an addendum no 1. to that Mortgage executed or to be executed by the Borrower owning the relevant Ship, in such form as the Security Trustee, with the authorisation of the Lenders, may approve or require;

“New Manager’s Undertakings” means the Manager’s Undertakings and the Collateral Manager’s Undertaking;

“Original Security Parties” means, together, the Original Borrowers, the Corporate Guarantor, the Shareholder and the Collateral Guarantor;

“Security Parties” means, together, the Original Security Parties and the Additional Borrower; and

“Swiss Security Documents” means the Swiss Security Documents referred to in Clause 9(a).

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Deed.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Creditor Parties

The Creditor Parties, subject to and upon the other terms and conditions of this Deed, hereby agree to the amendment of the Loan Agreement and the other Finance Documents as set out in Clause 5 hereof.

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2.2	Effective Date

The agreement of the Creditor Parties contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General

The agreement contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before the Effective Date (or such later date as the Agent may agree with the Borrowers):

(a)	copies of the certificate of incorporation and constitutional documents of the Additional Borrower;

(b)	copies of resolutions of the directors and of the shareholders of each Security Party, authorising the execution of this Deed and the Additional Security Documents to which each is a party;

(c)	evidence in form satisfactory to the Agent that each Security Party is in goodstanding in its jurisdiction of incorporation;

(d)	the original of any power of attorney under which this Deed and the Additional Security Documents are to be executed on behalf of the Security Parties (as applicable);

(e)	a duly executed original of this Deed and the Additional Security Documents;

(f)

evidence that the Mortgage Amendments and the Collateral Mortgage Amendment have been duly registered against the Ship and the Collateral Ship respectively, according to the laws of the relevant Approved Flag;

(g)	favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Marshall Islands, Liberia and such other relevant jurisdictions as the Agent may require;

(h)	evidence that the process agent named in Clause 13.3 has accepted its appointment;

(i)	evidence satisfactory to the Agent that the Borrowers have paid in full the fee set out in Clause 10.1; and

(j)	if the Agent so requires, in respect of any of the documents referred to above, a certified English translation prepared by a translator approved by the Agent.

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3.3	Waiver of conditions precedent

If the Agent, at its discretion, permits for the Effective Date to take place before certain of the conditions referred to in Clause 3.2 are satisfied, each of the Security Parties shall ensure that those conditions are satisfied within 5 Business Days after the Effective Date (or such longer period as the Agent may specify at its sole discretion), which however, shall not be taken as a waiver of the Agent’s right to require production of all the documents and evidence required by Clause 3.2

4	REPRESENTATIONS AND WARRANTIES

4.1	Representation and warranties of the Additional Borrower

The representations and warranties in clause 10 (representations and warranties) of the Amended and Restated Loan Agreement are deemed to be made on the Effective Date by the Additional Borrower with reference to the circumstances now existing.

4.2	Repetition of Amended and Restated Agreement Loan representations and warranties

Each of the Original Security Parties represents and warrants to the Creditor Parties as at the Effective Date that the representations and warranties in clause 10 (representations and warranties) of the Amended and Restated Loan Agreement are true and not misleading if repeated on the date of this Deed.

4.3	Repetition of Finance Documents representations and warranties

The Security Parties represent and warrant to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Amended and Restated Loan Agreement) to which each of them is a party, as amended and restated by this Deed and updated with appropriate modifications to refer to this Deed, remain true and not misleading if repeated on the date of this Deed with reference to the circumstances now existing.

5	AMENDMENT AND RESTATEMENT OF LOAN AGREEMENT

5.1	Amendment and restatement of the Loan Agreement

With effect on and from the Effective Date, the Loan Agreement shall be, and shall be deemed by this Deed to be amended and restated in the form of the Amended and Restated Loan Agreement as attached in the Appendix.

5.2	Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date, the Finance Documents shall be, and shall be deemed by this Deed to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to the “Loan Agreement” and any of the other Finance Documents shall be construed as if the same referred to, respectively:

(i)	the Amended and Restated Loan Agreement; and

(ii)	the other Finance Documents as supplemented and amended by this Clause 5.2;

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(b)	by deleting in the Trust Deed the definition “Loan Agreement” and replacing it with the following new definition:

“‘Loan Agreement’ means the loan agreement referred to in Recital (A), as amended and supplemented from time to time”;

(c)	by deleting in the definition “Designated Shareholder” and clause 10.3 of the Corporate Guarantee the number ‘25’ and replacing it with the number ‘20’;

(d)	by deleting sub-paragraph (ii) of clause 12.3(b) of the Corporate Guarantee;

(e)

by construing references throughout each of the Finance Documents to “the Borrowers” as if the same referred to the Borrowers (including, for the avoidance of doubt, the Additional Borrower), as joint and several borrowers, or, where the context so requires, any of them; and

(f)

by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to those Finance Documents as supplemented and amended by this Deed.

(g)

the definition of, and references throughout each of the Finance Documents to the “Mortgage” shall be construed as if the same referred to that Mortgage as amended and supplemented by the respective Mortgage Addendum; and

(h)

the definition of, and references throughout each of the Finance Documents to the “Collateral Mortgage” shall be construed as if the same referred to the Collateral Mortgage as amended and supplemented by the Collateral Mortgage Addendum.

5.3	Finance Documents to remain in full force and effect

The Loan Agreement and each of the other Finance Documents shall remain in full force and effect as supplemented and amended by:

(a)	the amendments contained or referred to in Clauses 5.1 and 5.2 respectively; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Deed.

6	ACCESSION AND ASSUMPTION

With effect on and from (and subject to the occurrence of) the Effective Date:

(a)	the Additional Borrower agrees that:

(i)	it will accede to the Loan Agreement and the Agency and Trust Deed as amended and restated by this Deed as a Borrower and it will assume the obligations of the Original Borrowers thereunder;

(ii)

it will be bound, on a joint and several basis with the Original Borrowers, by the terms of the Amended and Restated Loan Agreement and the Agency and Trust Deed as amended and supplemented by this Deed; and

(b)	the Original Borrowers agree to be jointly and severally liable together with the Additional Borrower for:

(i)	the repayment of the Additional Advance plus interest accrued thereon in accordance with the Amended and Restated Loan Agreement; and

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(ii)	all other obligations and liabilities under the Amended and Restated Loan Agreement and the Trust Deed as amended by this Deed.

(c)	each of the Corporate Guarantor and the Collateral Guarantor agrees that:

(i)	it shall be bound by the terms of the Amended and Restated Facility Agreement and the other Finance Documents;

(ii)	its guarantee and indemnity:

(A)	has full force and effect on the terms of the Amended and Restated Loan Agreement; and

(B)	extends to the obligations of the other Security Parties under the Finance Documents (including, without limitation, the Amended and Restated Loan Agreement).

(d)

the Original Security Parties and the Creditor Parties agree to the accession by the Additional Borrower to the Amended and Restated Loan Agreement and the Trust Deed as amended and supplemented by this Deed as a Borrower.

7	SECURITY

(a)	On the Effective Date, each Original Security Party confirms that:

(b)

any Security created by it under the Finance Documents to which it is a party extends to the obligations of the Security Parties under the Finance Documents (including, without limitation, the Amended and Restated Loan Agreement);

(c)	the obligations of the Security Parties arising under the Amended and Restated Loan Agreement are included in the Secured Liabilities.

(d)	the Security created pursuant to the Finance Documents continues in full force and effect on the terms of the respective Finance Documents.

8	FURTHER ASSURANCES

8.1	Security Parties obligation to execute further documents etc.

The Security Parties shall:

(a)

execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the relevant Security Party, specify for any of the purposes described in Clause 8.2 or for any similar or related purpose.

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8.2	Purposes of further assurances

Those purposes are:

(a)

validly and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and restated or supplemented by this Deed; and

(b)	implementing the terms and provisions of this Deed.

8.3	Terms of further assurances

The Agent may specify the terms of any document to be executed by the Security Parties under Clause 8.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests and the interests of the other Creditor Parties.

8.4	Obligation to comply with notice

The Security Parties shall comply with a notice under Clause 8.1 by the date specified in the notice.

8.5	Additional corporate action

At the same time as the Security Parties deliver to the Agent any document executed under Clause 8.1(a), the Security Parties shall also deliver to the Agent a certificate signed by President or Secretary of each Security Party which shall:

(a)	set out the text of a resolution of that Security Parties’ directors specifically authorising the execution of the document specified by the Agent; and

(b)

state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Security Parties articles of association or other constitutional documents.

9	APPOINTMENT OF SECURITY TRUSTEE

(a)

Without limiting any other rights of the Security Trustee under the Agency and Trust Deed or any other Finance Documents, in relation to the Swiss Law governed pledge agreements over the Accounts (the “Swiss Security Documents”) the following shall apply:

(i)	each present and future Creditor Party hereby authorises the Security Trustee:

(A)

acting for itself and in the name and for the account of such Creditor Party to accept as its direct representative (direkter Stellvertreter) any Swiss law pledge or any other Swiss law accessory (akzessorische) security made or expressed to be made to such Secured Party in relation to the Swiss Security Documents, to hold, administer and, if necessary, enforce any such security on behalf of each relevant Creditor Party which has the benefit of such security;

(B)

to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to any Swiss Security Document which creates a pledge or any other Swiss law accessory (akzessorische) security;

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(C)	to effect as its direct representative (direkter Stellvertreter) any release of a security created under a Swiss Security Document in accordance with the Agency and Trust Deed and this Deed; and

(b)

to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Security Trustee hereunder, under the Agency and Trust Deed or under the relevant Swiss Security Document.

10	EXPENSES

10.1	Up-front fee

The Borrowers shall pay to the Agent on or prior to the date of this Deed a non-refundable upfront fee in the amount of $103,500 (representing 1.15 per cent. part of the Advance E Total Commitments) for distribution among the Lenders pro rata to their Advance E Total Commitments.

10.2	Fees and expenses

The provisions of clause 20 (fees and expenses) of the Amended and Restated Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

11	COMMUNICATIONS

11.1	General

The provisions of clause 28 (notices) of the Amended and Restated Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

12	SUPPLEMENTAL

12.1	Counterparts

This Deed may be executed in any number of counterparts.

12.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

13	LAW AND JURISDICTION

13.1	Governing law

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

13.2	Incorporation of the Loan Agreement provisions

The provisions of clauses 31 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

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13.3	Process agent

Each of the Security Parties irrevocably appoints HFW Nominees Ltd at their office for the time being, presently at Friary Court, 65 Crutched Friars, London, EC3N 2AE, England, to act as its agent to receive and accept on its behalf any process or other document relating to any proceedings in the English Courts which are connected with this Deed.

This DEED has been duly executed by or on behalf of the parties hereto as a Deed and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

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EXECUTION PAGES

BORROWERS

EXECUTED and DELIVERED	)
as a DEED by THEROS VENTURES LIMITED	) )
)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

EXECUTED and DELIVERED	)
as a DEED by LEGATO SHIPHOLDING INC.	) )
)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

EXECUTED and DELIVERED	)
as a DEED by PERAN MARITIME INC.	) )
)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

EXECUTED and DELIVERED	)
as a DEED by ZONER SHIPTRADE S.A.	) )
)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

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EXECUTED and DELIVERED	)
as a DEED by CRAYON SHIPPING LTD	) )
)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

CORPORATE GUARANTOR EXECUTED and DELIVERED	)
as a DEED by NAVIOS MARITIME CONTAINERS INC.	) )
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

SHAREHOLDER EXECUTED and DELIVERED	)
as a DEED by BOHEME NAVIGATION COMPANY	)
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

COLLATERAL GUARANTOR EXECUTED and DELIVERED	)
as a DEED by NEFELI NAVIGATION S.A	) ) )
acting by Maria Trivela its duly authorised attorney-in-fact in the presence of:	) ) )	/s/ Maria Trivela
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

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LENDERS EXECUTED and DELIVERED	)	/s/ John Harry Webster
as a DEED by BNP PARIBAS	) )
acting by John Harry Webster its duly authorised attorney-in-fact in the presence of:	) ) )
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

AGENT EXECUTED and DELIVERED	)	/s/ John Harry Webster
as a DEED by BNP PARIBAS	) )
acting by John Harry Webster its duly authorised attorney-in-fact in the presence of:	) ) )
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

SECURITY TRUSTEE EXECUTED and DELIVERED	)	/s/ John Harry Webster
as a DEED by BNP PARIBAS	) )
acting by John Harry Webster its duly authorised attorney-in-fact in the presence of:	) ) )
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

ACCOUNT BANK EXECUTED and DELIVERED	)	/s/ John Harry Webster
as a DEED by BNP PARIBAS (SUISSE) SA	) )
acting by John Harry Webster its duly authorised attorney-in-fact in the presence of:	) ) )
/s/ Aikaterina Dimitriou Aikaterina Dimitriou Watson Farley & Williams 348 Syngrou Avenue 176 74 Kallithea Athens - Greece

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